EXHIBIT 10.2

                               CIRTRAN CORPORATION
                             SUBSCRIPTION AGREEMENT


CirTran Corporation
4125 South 6000 West
West Valley City, Utah 84128

Gentlemen:

         The undersigned subscriber or subscribers (the "Purchaser") desires to purchase shares of Common Stock of CirTran Corporation, a Nevada corporation, formerly known as Circuit Technology, Inc. (the "Company"), pursuant to the terms and conditions of this Subscription Agreement (this Agreement).

         1. Subscription. Purchaser hereby irrevocably subscribes for 4,664,620 shares (the Shares) of the restricted Common Stock of the Company upon the terms and conditions of this Subscription Agreement, and at a purchase price of $.075 per Share, in the form of the consideration stated on the signature page hereof. Purchaser agrees that this subscription shall be irrevocable.

         2. Acceptance of Subscription. The Company shall have the right to accept or reject this subscription in its sole discretion. This Subscription Agreement shall be deemed null and void and of no further force or effect in the event the Release is not executed and delivered by all parties thereto.

         3. Representations, Warranties and Covenants of Purchaser. Purchaser hereby represents and warrants to and covenants with the Company as follows:

                   (a) Purchaser is an "accredited investor" as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act");

                   (b) Purchaser has examined the Company's Forms 10-Q, 10-K and 8-K filed with the Securities and Exchange Commission (the SEC) (the
         SEC Documents), has relied solely upon the SEC Documents and investigations made by or on behalf of Purchaser or its representative in evaluating the suitability of an investment in the Company, and recognizes that an investment in the Company involves a high degree of risk;

                   (c) Purchaser has been advised that (i) there may not be a market for the Shares; and (ii) it may not be possible to readily liquidate the Shares. Purchaser understands that it may not offer for sale, sell, pledge, hypothecate or otherwise transfer or dispose of its interest in the Shares unless the Shares are registered under the Securities Act of 1933 and applicable state securities laws or the transfer is exempt from such registration;



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                   (d) Purchaser's  overall  commitment to investments which are not readily marketable is not disproportionate to its net worth; its investment in the Company will not cause such overall commitment to become excessive; and it can afford to bear the loss of its entire investment in the Company;

                   (e) Purchaser has adequate means of providing for its current needs and personal contingencies and has no need for liquidity in his investment in the Company;

                   (f) Purchaser satisfies any special suitability or other applicable requirements of its state of residence and/or the state in which the transaction by which the Shares are exchanged occurs;

                   (g) Purchaser has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Company, or Purchaser has employed the services of an independent investment advisor, attorney or accountant to read all of the documents furnished or made available by the Company to it and to evaluate the merits and risks of such an investment on Purchaser's behalf;

                   (h)  Purchaser   acknowledges   that  the  Company  has  made
         available to Acquirer the opportunity to ask questions of, and receive answers from, representatives of the Company concerning the acquisition of the Shares, the Company and the activities of the Company, and otherwise to obtain any additional information, to the extent that the Company possesses such information or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the SEC Documents. Purchaser understands that the Company has been ready and willing to answer any questions of Acquirer, but Purchaser does not require any additional information concerning the foregoing;

                   (i) Purchaser hereby acknowledges that Purchaser has been advised that the Shares have not been registered with the SEC. Purchaser represents that the Shares are being acquired for Purchaser's own account, for investment purposes only and not with a view towards distribution or resale to others. Purchaser agrees that Purchaser will not attempt to sell, transfer, assign, pledge or otherwise dispose of all or any portion of the Shares unless they are registered under the Securities Act or unless in the opinion of counsel satisfactory to the Company an exemption from such registration is available. Purchaser understands that the Shares have not been registered under the Securities Act by reason of a claimed exemption under the provisions of the Securities Act which depends, in part, upon Purchaser's investment intention;

                   (j) Purchaser understands that no federal or state securities administrator or agency has made any finding or determination relating to the fairness of this investment and that no federal or state securities administrator or agency has recommended or endorsed, or will recommend or endorse, the offering of the Shares;



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                   (k) The execution,  delivery and  performance by Purchaser of the Subscription Agreement are within the powers of Purchaser, have been duly authorized and will not constitute or result in a breach or default under, or conflict with, any order, ruling or regulation of any court or other tribunal or of any governmental commission or agency, or any agreement or other undertaking, to which Purchaser is a party or by which Purchaser is bound; and, if Purchaser is not an individual, will not violate any provision of the charter documents, by-laws, indenture of trust, partnership agreement or similar documents, as applicable, of Purchaser. The signatures on the Subscription Agreement are genuine; and the signatory, if Purchaser is an individual, has legal competence and capacity to execute the same, or, if Purchaser is not an individual, the signatory has been duly authorized to execute the same; and the Subscription Agreement constitutes the legal, valid and binding obligation of Purchaser, enforceable in accordance with its terms;

                   (l) Purchaser acknowledges that no general solicitation or general advertising (including communications published in any newspaper, magazine or other broadcast) has been received by him and that no public solicitation or advertisement with respect to the offering of the Shares has been made to him;

                   (m) Purchaser has relied solely upon the advice of his own tax and legal advisors with respect to the tax and other legal aspects of this investment;

                   (n) Purchaser acknowledges that the Shares have not been recommended by any Federal or state securities commission or regulatory authority. In making an investment decision investors must rely on their own examination of the Company and the terms of the offering, including the merits and risks involved. Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of this document. Any representation to the contrary is a criminal offense. These Shares are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act, and the applicable state securities laws, pursuant to registration or exemption therefrom. Investors should be aware that they will be required to bear the financial risks of this investment for an indefinite period of time;

         The foregoing representations and warranties are true and accurate as of the date hereof, shall be true and accurate as of the date of delivery of this Subscription Agreement and accompanying documents to the Company and shall survive the delivery of the Shares. If, in any respect, those representations and warranties shall not be true and accurate prior to acceptance or rejection of this subscription by the Company pursuant to paragraph 2, the undersigned shall immediately give written notice to the Company specifying which representations and warranties are not true and accurate and the reason therefor. Purchaser agrees that the foregoing representations and warranties may be used as a defense in any actions relating to the Company, and that it is only on the basis of such representations and warranties that the Company may be willing to accept Purchaser's subscription for Shares.



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         4.  Indemnification.  Purchaser  acknowledges  that he understands  the meaning and legal consequences of the representations, warranties and covenants in paragraph 3 hereof and that the Company has relied upon such representations, warranties and covenants, and he hereby agrees to indemnify and hold harmless the Company and any of its officers, directors, controlling persons, agents and employees, who is or may be a party or is or may be threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of or arising from any actual or alleged misrepresentation or misstatement of facts or omission to represent or state facts made or alleged to have been made by the undersigned to the Company (or any agent or representative of the Company), or omitted or alleged to have been omitted by the undersigned, concerning the undersigned or the undersigned's authority to invest or financial position in connection with the issuance of the Shares, against losses, damages, liabilities or expenses for which the Company or any officer, director or controlling person of the Company has not otherwise been reimbursed (including attorney's fees, judgments, fines and amounts paid in settlement) actually and reasonably incurred by the Company or such officer, director or controlling person in connection with such action, suit or proceeding. Notwithstanding the foregoing, however, no representation, warranty, covenant, acknowledgment or agreement made herein by Purchaser shall in any manner be deemed to constitute a waiver of any rights granted to Purchaser under Federal or state securities laws. All
representations,   warranties  and  covenants  contained  in  this  Subscription
Agreement and the indemnification contained in this paragraph 4 shall survive the acceptance of this subscription.

         5. Restrictions on Transfer. Purchaser understands and agrees that the Shares acquired pursuant to this subscription are being offered pursuant to
Section 4(2) of the Securities Act thereunder and that such Shares and any interests therein, may not be offered, sold, transferred, pledged or otherwise disposed of except pursuant to (i) an effective registration statement under the Securities Act and any applicable state securities laws or (ii) an exemption from registration under such act and such laws which, in the opinion of counsel for the holder of such Shares, which counsel and opinion are reasonably satisfactory to counsel for the Company, is available. Purchaser also understands and agrees that the following legend shall appear on all certificates representing such Shares and that the Company may give appropriate instructions to the transfer agent for the Shares to enforce such restrictions:



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                   THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT
                   BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS. THESE SHARES HAVE NOT BEEN ACQUIRED WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933 OR UNDER APPLICABLE STATE SECURITIES LAWS.

         6. Modification. Neither this Subscription Agreement nor any provision hereof shall be waived, modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, change, discharge or termination is sought.

         7. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested:

                   (a) If to Purchaser, to the address set forth on the signature page of this Subscription Agreement; or

                   (b) If to the Company, to the address set forth on the first page of this Subscription Agreement, or at such other address as Purchaser or the Company may hereafter have advised the other.

         8. Binding Effect. Except as otherwise provided herein, this Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and assigns. If Purchaser is more than one person, the obligation of such Acquirer shall be joint and several and the agreements, representations, warranties, covenants and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators, successors, legal representatives and assigns.

         9. Entire Agreement. This Subscription Agreement contains the entire agreement of the parties with respect to the matters set forth herein and there are no representations, covenants or other agreements except as stated or referred to herein or as are embodied in the Agreement.

         10. Assignability. This Subscription Agreement is not transferable or assignable by the undersigned or any successor thereto.

         11. Applicable Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of Utah, without reference to the principles thereof relating to conflicts of law.


         IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the 10th day of January, 2002.



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If Purchaser is an INDIVIDUAL, or if acquired as JOINT TENANTS, as TENANTS IN
COMMON, or as COMMUNITY PROPERTY by more than one individual:


                                             _____________________________
                                             (Signature of Acquirer)


                                             ------------------------------
                                             (Name Typed or Printed)


                                             ______________________________
                                             (Signature of Co-Acquirer)


                                             ------------------------------
                                             (Name Typed or Printed)


----------------------------                  ---------------------------
Mailing Address                               Residence Address
(if not residence)

----------------------------                  ---------------------------
City, State and Zip Code                      City, State and Zip Code

----------------------------
Social Security Number
of Acquirer

----------------------------
Consideration Paid for Shares


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If Purchaser is an ENTITY:

Type of Ownership:
          (Check One)


____ Corporation
____ Partnership
____ Limited Liability Company
____ Limited Liability Partnership
_X__ Trust
____ Pension or Profit Sharing Plan or Trust
____ Individual Retirement Account
____ Tax Exempt Organization
____ Estate
____ Other (specify) ______________________



                                  Thomas L. Saliba & Betty R. Saliba, Trustees,
                                  ---------------------------------------------
                                  Saliba Living Trust
                                  -------------------
                                  Name of Entity

                                  _____________________________________________
                                  Signature of Acquirer's Authorized Signatory

                                  ______________________________________________
                                  Name of Acquirer's Authorized Signatory
                                     (Print)


                                  ----------------------------------------------
                                  Principal Business or Mailing Address


                                  ----------------------------------------------
                                  City, State and Zip Code

                                  Federal Tax Identification Number

                                  ----------------------------------------------

Consideration Paid for Shares :
-----------------------------

$100,000 cash; and cancellation of $249,847 in principal amount of Company debt


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                                               Accepted as of the ___________
                                               day of ______________, 2002


                                               CIRTRAN CORPORATION



                                               By:____________________________

                                               Title:__________________________